Exhibit 99.2

Three months and nine months ended September 30, 2024

Supplemental Information of Mach Natural Resources LP

MACH NATURAL RESOURCES LP

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(in thousands)

	September 30, 2024	December 31, 2023
ASSETS
Current assets:
Cash and cash equivalents	$184,533	$152,792
Accounts receivable – joint interest and other, net	34,326	54,155
Accounts receivable – oil, gas, and NGL sales	98,924	78,051
Short-term derivative assets	30,282	24,802
Inventories	26,311	31,377
Other current assets	6,080	2,425
Total current assets	380,456	343,602
Oil and natural gas properties, using the full cost method:
Proved oil and natural gas properties	2,275,042	2,097,540
Less: accumulated depreciation, depletion and amortization	(455,164)	(265,895)
Oil and natural gas properties, net	1,819,878	1,831,645
Other property, plant and equipment	114,162	105,302
Less: accumulated depreciation	(21,767)	(15,642)
Other property, plant and equipment, net	92,395	89,660
Long-term derivative assets	7,077	15,112
Other assets	15,180	7,102
Operating lease assets	11,114	17,394
Total assets	$2,326,100	$2,304,515
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$42,541	$44,577
Accounts payable – related party	1,776	2,867
Accrued liabilities	49,818	44,529
Revenue payable	120,984	110,296
Short-term derivative liabilities	2,111	—
Current portion of long-term debt	82,500	61,875
Current portion of operating lease liabilities	6,423	10,765
Total current liabilities	306,153	274,909
Long-term debt	687,669	745,140
Asset retirement obligations	99,380	85,094
Long-term derivative liabilities	1,315	—
Long-term portion of operating leases	4,718	6,705
Other long-term liabilities	2,203	943
Total long-term liabilities	795,285	837,882
Commitments and contingencies (Note 10)
Partners’ capital:
Partners’ capital	1,224,662	1,191,724
Total liabilities and partners’ capital	$2,326,100	$2,304,515

MACH NATURAL RESOURCES LP

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(in thousands, except per common unit data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Revenue
Oil, natural gas, and NGL sales	$209,165	$166,706	$695,944	$479,319
Gain (loss) on oil and natural gas derivatives	33,684	(4,900)	(219)	10,842
Midstream revenue	5,889	6,683	18,549	20,001
Product sales	6,798	6,900	20,411	24,321
Total revenues	255,536	175,389	734,685	534,483

Operating expenses
Gathering and processing	23,587	7,962	79,360	25,472
Lease operating expense	44,029	28,879	131,286	89,494
Production taxes	9,784	7,660	33,838	23,186
Midstream operating expense	2,607	2,725	7,782	8,263
Cost of product sales	5,833	6,024	17,719	21,599
Depreciation, depletion, amortization and accretion – oil and natural gas	63,262	31,277	194,453	89,372
Depreciation and amortization – other	2,315	1,758	6,655	4,551
General and administrative	7,535	4,293	25,581	12,063
General and administrative - related party	1,850	1,067	5,550	3,202
Total operating expenses	160,802	91,645	502,224	277,202
Income from operations	94,734	83,744	232,461	257,281

Other (expense) income
Interest expense	(26,772)	(2,054)	(80,103)	(5,843)
Other (expense) income, net	(518)	1,795	(3,696)	1,550
Total other expense	(27,290)	(259)	(83,799)	(4,293)
Net income	$67,444	$83,485	$148,662	$252,988
Net income per common unit:
Basic	$0.70		$1.55
Diluted	$0.70		$1.55
Weighted average common units outstanding:
Basic	96,856		95,626
Diluted	97,033		95,762

MACH NATURAL RESOURCES LP

CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

(in thousands)

	Nine Months Ended September 30,
	2024	2023
Cash flows from operating activities
Net income	$148,662	$252,988
Adjustments to reconcile net income to cash provided by operating activities
Depreciation, depletion, amortization and accretion	201,108	93,923
Loss (gain) on derivative instruments	219	(10,842)
Cash receipts (payments) on settlement of derivative contracts, net	4,287	5,207
Debt issuance costs amortization	5,521	232
Equity based compensation	4,749	1,941
Credit losses	1,890	—
(Gain) loss on sale of assets	(349)	(1)
Settlement of asset retirement obligations	(676)	(445)
Changes in operating assets and liabilities (decreasing) increasing cash:
Accounts receivable	(7,188)	28,549
Revenue payable	10,689	6,394
Accounts payable and accrued liabilities	(192)	(2,764)
Other	2,911	6,785
Net cash provided by operating activities	371,631	381,967

Cash flows from investing activities
Capital expenditures for oil and natural gas properties	(162,432)	(251,538)
Capital expenditures for other property and equipment	(9,187)	(9,083)
Acquisition of assets	(47,192)	(20,613)
Proceeds from sales of oil and natural gas properties	38,975	3,305
Proceeds from sales of other property and equipment	561	36
Net cash used in investing activities	(179,275)	(277,893)

Cash flows from financing activities
Proceeds from public offering, net of offering costs	129,812	—
Repayments of borrowings on term note	(41,250)	—
Proceeds from borrowings on credit facility	—	7,000
Distributions to unitholders	(247,153)	—
Distributions to members	—	(101,350)
Contributions from members	—	20,000
Withholding taxes paid on vesting of phantom units	(570)	—
Payment of other financing fees	(1,454)	(404)
Net cash used in financing activities	(160,615)	(74,754)
Net increase in cash and cash equivalents	31,741	29,320
Cash and cash equivalents, beginning of period	152,792	29,417
Cash and cash equivalents, end of period	$184,533	$58,737

2025 Guidance:

2025
Full-Year
Net Production Guidance
Oil (MBbls/d)	18.2 - 19.3
NGLs (MBbls/d)	17.8 - 18.9
Natural Gas (MMcf/d)	253 - 269
Total (Mboe/d)	78.2 - 83.1

Price Realizations Guidance (excluding derivatives)
Oil (differential to NYMEX WTI) ($/Bbl)	($1.50) - ($0.50)
NGLs (% of WTI)	31% - 35%
Natural Gas (differential to NYMEX Henry Hub) ($/Mcf)	($0.45) - ($0.25)

Other Guidance Items
Lease Operating Expense ($/Boe)	$6.25 - $6.50
Gathering and Processing ($/Boe)	$3.00 - $3.30
Production Taxes (% of Oil, natural gas, and NGL sales)	5.0% - 6.0%
Midstream Operating Profit ($MM)	$15 - $18
General and Administrative, excluding equity-based compensation ($MM)	$30 - $34
Interest Expense ($MM)	$75 - $80

Capital Expenditure Guidance ($MM)
Upstream (D&C and Workovers)	$225 - $240
Other (Midstream and Land)	$35 - $40
Total	$260 - $280

Non-GAAP Financial Measures

Adjusted EBITDA

We include in the tables below the supplemental non-GAAP financial performance measure Adjusted EBITDA and provide our calculation of Adjusted EBITDA and a reconciliation of Adjusted EBITDA to net income, our most directly comparable financial measures calculated and presented in accordance with GAAP. We define Adjusted EBITDA as net income before (1) interest expense, net, (2) depreciation, depletion, amortization and accretion, (3) unrealized (gain) loss on derivative instruments, (4) equity-based compensation expense, (5) credit losses, and (6) (gain) loss on sale of assets.

Adjusted EBITDA is used as a supplemental financial performance measure by our management and by external users of our financial statements, such as industry analysts, investors, lenders, rating agencies and others, to more effectively evaluate our operating performance and our results of operation from period to period and against our peers without regard to financing methods, capital structure or historical cost basis. We exclude the items listed above from net income in arriving at Adjusted EBITDA because these amounts can vary substantially from company to company within our industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Adjusted EBITDA is not a measurement of our financial performance under GAAP and should not be considered as an alternative to, or more meaningful than, net income as determined in accordance with GAAP or as indicators of our operating performance. Certain items excluded from Adjusted EBITDA are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax burden, as well as the historic costs of depreciable assets, none of which are reflected in Adjusted EBITDA. Our presentation of Adjusted EBITDA should not be construed as an inference that our results will be unaffected by unusual items. Our computations of Adjusted EBITDA may not be identical to other similarly titled measures of other companies.

Cash Available for Distribution

Cash available for distribution is not a measure of net income or net cash flow provided by or used in operating activities as determined by GAAP. Cash available for distribution is a supplemental non-GAAP financial performance measure used by our management and by external users of our financial statements, such as industry analysts, investors, lenders, rating agencies and others, to assess our ability to internally fund our exploration and development activities, pay distributions, and to service or incur additional debt. We define cash available for distribution as net income less (1) interest expense, net, (2) depreciation, depletion, amortization and accretion, (3) unrealized (gain) loss on derivative instruments, (4) equity-based compensation expense, (5) credit losses, (6) (gain) loss on sale of assets, (7) settlement of asset retirement obligations, (8) cash interest expense, net (9) development costs, and (10) change in accrued realized derivative settlements. Development costs include all of our capital expenditures, other than acquisitions. Cash available for distribution will not reflect changes in working capital balances. Cash available for distribution is not a measurement of our financial performance or liquidity under GAAP and should not be considered as an alternative to, or more meaningful than, net income or net cash provided by or used in operating activities as determined in accordance with GAAP or as indicators of our financial performance and liquidity. The GAAP measures most directly comparable to cash available for distribution are net income and net cash provided by operating activities. Cash available for distribution should not be considered as an alternative to, or more meaningful than, net income or net cash provided by operating activities.

Reconciliation of GAAP Financial Measures to Adjusted EBITDA and Cash Available for Distribution

	Three Months Ended September 30,		Nine Months Ended September 30,
($ in thousands)	2024	2023	2024	2023
Net Income Reconciliation to Adjusted EBITDA:
Net income	$67,444	$83,485	$148,662	$252,988
Interest expense, net	25,598	1,667	76,550	4,962
Depreciation, depletion, amortization and accretion	65,577	33,035	201,108	93,923
Unrealized (gain) loss on derivative instruments	(27,118)	1,678	5,981	(6,534)
Equity-based compensation expense	1,267	647	4,749	1,941
Credit losses	1,243	—	1,890	—
Gain on sale of assets	(40)	—	(349)	(1)
Adjusted EBITDA	$133,971	$120,512	$438,591	$347,279
Net Income Reconciliation to Cash Available for Distribution:
Net income	$67,444	$83,485	$148,662	$252,988
Interest expense, net	25,598	1,667	76,550	4,962
Depreciation, depletion, amortization and accretion	65,577	33,035	201,108	93,923
Unrealized (gain) loss on derivative instruments	(27,118)	1,678	5,981	(6,534)
Equity-based compensation expense	1,267	647	4,749	1,941
Credit losses	1,243	—	1,890	—
Gain on sale of assets	(40)	—	(349)	(1)
Settlement of asset retirement obligations	(258)	(366)	(676)	(445)
Cash interest expense, net	(23,571)	(1,636)	(71,029)	(4,730)
Development costs	(52,922)	(66,052)	(178,909)	(258,944)
Change in accrued realized derivative settlements	(5,663)	1,183	(1,475)	899
Cash available for distribution	$51,557	$53,641	$186,502	$84,059
Net Cash Provided by Operating Activities Reconciliation to Cash Available for Distribution:
Net cash provided by operating activities	$110,847	$106,822	$371,631	$381,967
Changes in operating assets and liabilities	(6,368)	12,871	(6,220)	(38,964)
Development costs	(52,922)	(66,052)	(178,909)	(258,944)
Cash available for distribution	$51,557	$53,641	$186,502	$84,059

Derivative Contracts

The table below represents a summary of the Company’s derivative contracts as of November 1, 2024:

Oil Derivative Contracts
2024				Q4
Oil Volumes (MBbl)				729
Weighted Average Fixed Price (per Bbl)				$73.00

2025	Q1	Q2	Q3	Q4
Oil Volumes (MBbl)	663	614	575	271
Weighted Average Fixed Price (per Bbl)	$72.32	$72.85	$69.06	$71.83

2026	Q1	Q2	Q3	Q4
Oil Volumes (MBbl)	257	245	233	-
Weighted Average Fixed Price (per Bbl)	$68.89	$73.95	$66.30	-

Natural Gas Derivative Contracts
2024				Q4
Natural Gas Volumes (Bbtu)				10,868
Weighted Average Fixed Price (per Mmbtu)				$3.68

2025	Q1	Q2	Q3	Q4
Natural Gas Volumes (Bbtu)	10,349	9,905	9,515	4,584
Weighted Average Fixed Price (per Mmbtu)	$3.72	$3.42	$3.52	$4.30

2026	Q1	Q2	Q3	Q4
Natural Gas Volumes (Bbtu)	4,427	4,285	4,155	-
Weighted Average Fixed Price (per Mmbtu)	$3.47	$3.48	$3.48	-